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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC  20549

                                       FORM 8-K

                                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest event reported):  July 18, 1997

                                  DAOU SYSTEMS, INC.
                (Exact name of registrant as specified in its charter)

                                       DELAWARE
                    (State or other jurisdiction of incorporation)

         0-22073                                           330284454
(Commission File Number)                    (IRS Employer Identification No.)


                  5120 Shoreham Place, San Diego, California  92122
             (Address of principal executive offices, including zip code)

                                    (619) 452-2221
                 (Registrant's telephone number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 9, 1997, DAOU Systems, Inc., a Delaware corporation (the "Company"), acquired 100% of the issued and outstanding shares of Integrex Systems Corporation, a Delaware corporation ("Integrex"), through the issuance of 700,000 shares of the Company's Common Stock, par value $.001 per share, to the stockholders of Integrex (the "Stockholders"). The acquisition was accomplished by means of a merger (the "Merger") of Integrex with and into DAOU-Integrex, Inc., a Delaware corporation and wholly owned subsidiary of the Company (the "Subsidiary"), pursuant to the terms of an Agreement and Plan of Merger, dated as of July 8, 1997 (the "Merger Agreement"), by and among the Company, the Subsidiary, Integrex and the Stockholders.

         As a result of the Merger, all of the shares of Integrex were canceled and retired, and Integrex was merged into the Subsidiary. Pursuant to the terms of the Merger Agreement, the Stockholders received 700,000 shares of the Company's Common Stock, par value $.001 per share, having an aggregate value of $11.4 million at the time of the Merger. The Merger constituted a nontaxable reorganization under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, and will be recorded as a pooling of interests for accounting purposes.

         Integrex, a privately held corporation based in Alexandria, Virginia, provides advanced network design, integration and consulting support services to its customers, which are primarily healthcare organizations, and include educational and governmental institutions. Integrex specializes in the design and integration of voice and video networks, but also designs integrated cable plants capable of supporting voice, video and high-speed data transmission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  Financial Statements of business acquired.

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements, if any, required by Item 7(a) of Form 8-K. In accordance with Item 7(a)(4) of Form 8-K, such financial statements, if any, shall be filed by amendment to this Form 8-K on or about September 1, 1997.

    (b)  Pro forma financial information.

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the pro forma financial information, if any, required by Item 7(b) of Form 8-K. In accordance with Item 7(b)(2) of Form 8-K, such pro forma financial information, if any, shall be filed by amendment to this Form 8-K on or about September 1, 1997.


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    (c)  Exhibits.

         The following exhibits are filed herewith or incorporated by reference as part of this report:

         Exhibit
           No.               Document Description
         --------       ----------------------------------------------------

           2.1* Agreement and Plan of Merger, dated as of July 8, 1997, by and among DAOU Systems, Inc., a Delaware corporation, DAOU-Integrex, Inc., a Delaware corporation and wholly owned subsidiary of DAOU Systems, Inc., Integrex Systems Corporation, a Delaware corporation, and the Stockholders of Integrex Systems Corporation.

          27.1**        Financial Data Schedule.

          99.1*** Press release entitled "DAOU Systems Merges with INTEGREX Systems Corp."

         * The table of contents to the Merger Agreement lists the exhibits and schedules to the Merger Agreement. In accordance with Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the Merger Agreement have been excluded; such exhibits and/or schedules will be furnished supplementally upon request by the Securities and Exchange Commission.

         ** To be filed by amendment to this Current Report on Form 8-K on or about September 1, 1997.

         *** Filed as an exhibit to the Company's Current Report on Form 8-K which was filed with the Securities and Exchange Commission on July 9, 1997 and incorporated herein by reference.


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                                      SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 18, 1997                        DAOU SYSTEMS, INC.



                                  By:/s/ Daniel J. Daou
                                     ------------------------------------------
                                     Daniel J. Daou, President



                                    EXHIBIT INDEX

         Exhibit
           No.               Document Description
         --------       ----------------------------------------------------
           2.1*         Agreement and Plan of Merger, dated as of
                        July 8, 1997, by and among DAOU Systems, Inc., a
                        Delaware corporation, DAOU-Integrex, Inc., a Delaware
                        corporation and wholly owned subsidiary of DAOU
                        Systems, Inc., Integrex Systems Corporation, a Delaware
                        corporation, and the Stockholders of Integrex Systems
                        Corporation.
          27.1**        Financial Data Schedule.
          99.1***       Press release entitled "DAOU Systems
                        Merges with INTEGREX Systems Corp."

         * The table of contents to the Merger Agreement lists the exhibits and schedules to the Merger Agreement. In accordance with Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the Merger Agreement have been excluded; such exhibits and/or schedules will be furnished supplementally upon request by the Securities and Exchange Commission.

         ** To be filed by amendment to this Current Report on Form 8-K on or about September 1, 1997.

         *** Filed as an exhibit to the Company's Current Report on Form 8-K which was filed with the Securities and Exchange Commission on July 9, 1997 and incorporated herein by reference.

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